UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

PepGen Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41374	85-3819886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue 8th Floor
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 797-0979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PEPG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 28, 2025, PepGen Inc. (the “Company”) issued a press release titled “PepGen to Focus on Development of Promising DM1 Program Following 10 mg/kg PGN-EDO51 Update.” A copy of the press release in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company also updated its Company Presentation, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On May 28, 2025, the Company announced based on the levels of dystrophin protein measured in the 10 mg/kg cohort of its CONNECT1-EDO51 study investigating PGN-EDO51 in Duchenne muscular dystrophy (“DMD”) patients amenable to exon 51 skipping, the Company will focus on advancing its promising myotonic dystrophy type 1 (“DM1”) program currently in Phase 2 clinical development. The Company is voluntarily discontinuing development of PGN-EDO51 and intends to wind down all DMD-related research and development activities.

In the 10 mg/kg cohort (n=4) of the CONNECT1 study, PGN-EDO51 increased exon 51 skipped transcripts to 4.26% (a mean increase of 3.5%); however, total dystrophin only increased to 0.59% of normal levels (a mean increase of 0.36%). The safety profile of PGN-EDO51 continued to be generally favorable and all treatment-related adverse events were mild in nature. No serious adverse events were reported in the study.

The Company continues to expect to report data from its FREEDOM-DM1 15 mg/kg cohort in patients with DM1 during the second half of 2025. FREEDOM is a Phase 1 single ascending dose, randomized, placebo-controlled clinical trial, with endpoints including safety, 28-day splicing correction and functional benefit measures. The Company also continues to expect to report data from the 5 mg/kg cohort of its FREEDOM2-DM1 study in DM1 patients in the first quarter of 2026. FREEDOM2 is a Phase 2 multiple ascending dose, randomized, placebo-controlled clinical trial, with endpoints following four doses that include safety, splicing correction and functional benefit measures.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, statements regarding the therapeutic potential and safety profile of the Company’s product candidates, including PGN-EDO51 and PGN-EDODM1, the Company’s plans to discontinue its DMD-related research and development activities, including the Company’s CONNECT1-EDO51 and CONNECT2-EDO51 Phase 2 clinical trials, the design and conduct of clinical trials, including the Company’s FREEDOM-DM1 Phase 1 trial and FREEDOM2-DM1 Phase 2 trial, and the expected timing for additional data from the Company’s FREEDOM Phase 1 trial and initial data from the Company’s FREEDOM2 Phase 2 trial.

Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on management’s current beliefs and assumptions, which are subject to risks and uncertainties and are not guarantees of future performance. Such risks and uncertainties include, among others, but are not limited to risks related to: delays or failure to successfully initiate or complete the Company’s ongoing and planned development activities for the Company’s product candidates, including PGN-EDODM1; the time, resource, cost and operational realignment required to wind down discontinued research and development activities; the Company’s ability to enroll patients in its clinical trials, including FREEDOM and FREEDOM2; that the Company’s interpretation of clinical and preclinical study results may be incorrect, or that it may not observe the levels of therapeutic activity in clinical testing that it anticipates based on prior clinical or preclinical results, including for PGN-EDODM1; the Company’s product candidates, including PGN-EDODM1, may not be safe and effective or otherwise demonstrate safety and efficacy in the Company’s clinical trials; adverse outcomes from the Company’s regulatory interactions, including delays in regulatory review, clearance to proceed or approval by regulatory authorities with respect to the Company’s programs, including clearance to commence planned clinical studies of the Company’s product candidates, or other regulatory feedback requiring modifications to the Company’s development programs, including in each case with respect to its FREEDOM and FREEDOM2 clinical trials; changes in regulatory framework that are out of the Company’s control; unexpected increases in the expenses associated with the Company’s development activities or other events that adversely impact the Company’s financial resources and cash runway; and the Company’s dependence on third parties for some or all aspects of the Company’s product manufacturing, research and preclinical and clinical testing, and such other risks and uncertainties identified in the Company’s periodic, current and other filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent filings with the SEC, which are available at the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations and its cash flows, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 28, 2025
99.2	Company Presentation updated as of May 2025
104	Cover page interactive data file (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPGEN INC.

Date:	May 28, 2025	By:	/s/ Noel Donnelly
Noel Donnelly, Chief Financial Officer